Investor Presentation June 2013 (revised 6-25-13) Steve Davis, Chairman and Chief Executive Officer Paul DeSantis, Chief Financial Officer Scott Taggart, VP, Investor Relations Exhibit 99.1

Safe Harbor Statement

Under the Private Securities Litigation Reform Act of 1995
Certain statements in this presentation that are not historical facts are forward-looking statements.  Forward-looking statements involve various important assumptions, risks and uncertainties. Actual results may differ materially from those predicted by the forward-looking statements because of various factors and possible events, including, without limitation:
Negative publicity or litigation regarding allegations of food-related illness,
Failure to achieve and maintain positive same-store sales,
Changing business conditions, including energy costs,
Overall macroeconomic conditions that may affect consumer spending, either nationwide or in one or more of the Company’s major markets
Competition in the restaurant and food products industries,
Ability to control restaurant operating costs, which are impacted by market changes in the cost or availability of labor and food, minimum wage and other employment laws, health care costs, fuel and utility costs,
Changes in the cost or availability of acceptable new restaurant sites,
Adverse weather conditions in locations where we operate our restaurants,
Consumer acceptance of changes in menu offerings, price, atmosphere and/or service procedures,
Consumer acceptance of our restaurant concepts in new geographic areas, and
Changes in hog and other commodity costs.
We also bear the risk of incorrectly analyzing these risks or developing strategies to address them that prove to be unsuccessful.
Certain risks, uncertainties and assumptions are discussed under the heading “Risk Factors” in Item 1A of our Annual Report on Form 10-K for the fiscal year ended April 26, 2013.  We note these factors for investors as contemplated by the Private Securities Litigation Reform Act of 1995.  It is impossible to predict or identify all such risk factors.  Consequently, you should not consider any such list to be a complete set of all potential risks and uncertainties.
Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the statement is made to reflect unanticipated events.  Any further disclosures in our filings with the Securities and Exchange Commission should also be consulted.  All subsequent written and oral forward-looking statements attributable to us or any person acting on behalf of the company are qualified by the cautionary statements in this section.

The Company uses non-GAAP financial measures within this presentation.
These financial measures are used by management to monitor and evaluate the ongoing performance of the Company.  The Company believes that the additional measures are useful to investors for financial analysis.  However, non-GAAP measures are not in accordance with, nor are they a substitute for,
GAAP measures.
Please refer to the Company’s June 3, 2009, and June 5, 2013, Form 8-K filings for details and reconciliations concerning these adjustments.
Non-GAAP Financial Measures

GROWING OUR REGIONAL BRANDS INTO POWERFUL NATIONAL BRANDS
COMPANY FACT SHEET
FISCAL 2013 Q4
NASDAQ: BOBE
NEW RESTAURANTS
FY’13          2
FY’14E        up to 4
560 Restaurants
19 States
As of 4/26/13
REMODELS
FY’14E     233
AVERAGE UNIT VOLUME
$1.74 million (FY’ 13)
“Discover farm-fresh goodness”
FOUR KEY LINES OF BUSINESS
Sausage, Refrigerated Sides, Frozen and Food Service
Sold at 30,000+ retail locations in 50 states, Ontario and Mexico
“Come see what’s cooking”
Bob Evans
Bob Evans/Owens
Bob Evans Growth Markets
2
Bob Evans Farms, Inc. is comprised of two key business segments: Bob Evans Restaurants and BEF Foods. Bob Evans
Restaurants operates 560 full-service restaurants located in 19 states with a heavy concentration in the Midwest.  BEF
Foods produces and distributes refrigerated side dishes, pork sausage and a variety of refrigerated and frozen convenience food items through retail and food service channels.
.

BOB EVANS RESTAURANTS 5 Powerful NATIONAL BRANDS Make Our REGIONAL BRANDS BEF FOODS, INC.

Source: IFMA Forecast & Outlook ‘82-’11
Bob Evans is Well-Positioned to Capture
Both Grocery and Restaurant Consumption
Percent Dollars Spent Over Time

$12
Billion+
(The value of a
single share
point)
35%
40%
45%
50%
55%
60%
65%
82 83 84 85 86 87 88 89 90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11
Restaurant Grocery

Our Shareholder Value Creation Goal:
8 to 12 percent annual long-term EPS growth

TRANSFORM
OUR CORE
BUSINESSES
TO ENABLE
EXPANSION
DRIVE
SHAREHOLDER
VALUE WITH
DISCIPLINED
CAPITAL
ALLOCATION
SELECTIVELY
INVEST IN
HIGH R.O.I.C.
GROWTH
OPPORTUNITIES
(Internal & External)

8 Russell 2000 Dow Jones S&P 500 BOBE NASDAQ BOBE’s Long Term Share Performance

A Track Record of Balanced Capital Allocation

Dividends
$270M
$270M
$401M
$401M
$110M
$110M
Share
Repurchases
Debt
Repayment
$163M
$163M
CapEx
Dividends
$52M
$52M
$30M
$30M
Share
Repurchases
$124M
$124M
Acquisition
CapEx
$63M
$63M
Fiscal 2008-2012
Fiscal 2008-2012
Fiscal 2013
Fiscal 2013

Annual Dividend Rate: FY 2008 – FY 2013 10 92% Increase $0.56 $0.60 $0.68 $0.78 $0.95 $1.075 FY 2008 FY 2009 FY 2010 FY 2011 FY 2012 FY 2013

Balanced Capital Allocation Drives Shareholder Value

Investing approximately $175 to $200 million in capital expenditures during fiscal 2014 to support continued transformation of our
businesses,
including:
Farm Fresh Refresh remodels, new restaurants, growth projects within BEF Foods, corporate campus, ERP implementation, and cost savings initiatives.
Dividend yield is among the top restaurant dividend
payers,
and attractive
relative to our peer group, the majority of which do not pay a dividend.
Returned more than $90 million to shareholders
in the form of dividends
and share repurchases during fiscal 2013.
Strategic use of debt
(1.5-2.0x debt/EBITDA) to enable the company to invest
efficiently.
Disciplined acquisition program
to drive revenue
and
margin growth.
Bob Evans Farms Inc. is well positioned to invest in
profitable growth and reward shareholders with
disciplined dividend and share repurchase programs.

Transformational Strategies and Investments
Initiated in Recent Years Culminate in Fiscal 2014

Growth investments must generate a blended return exceeding our 12% cost of capital.
SALES AND PROFIT GROWTH STRATEGIES
Bob Evans Restaurants:
Drive top line through sales and value layers, Farm Fresh Refresh remodels, and new restaurants in core and new markets.
BEF Foods:
Invest in organic and inorganic growth opportunities to capitalize on strong returns generated by this segment.
Corporate Synergies:
Drive sales growth and brand awareness through transformational investments and cross-segment strategies, including:  cross-marketing, additional in-sourcing, and product development between Bob Evans Restaurants and BEF Foods.
Also, achieve margin improvement through implementation of Lean operating principles to drive cost innovation across the organization.

Mimi’s Café Divestiture Improves Adjusted
Operating Margin Profile
FY 2004 (pre-Mimi’s) FY 2013
1
FY 2014 Guidance
2
Recent business transformation:
1 FY 2013 adjusted operating margin is a non-GAAP measure and includes  $149.5 million of adjustments comprised of  $5.1 million, $168.3 million, and -$23.9 million, for
Bob Evans Restaurants, BEF Foods, and Mimi’s Café, respectively.
2 For additional details concerning FY 2014 guidance, see registrant’s Form 8-K filed on June 5, 2013.
BER BEF Consol
Mimi’s
8.0-8.5%
8.5-9.0%
8.1-8.7%
8.2%
8.8%
6.6%
-2.3%

BER BEF Consol BER BEF Consol
9.7%
8.2%
9.5%
•
Farm Fresh Refresh Program
•
Kettle Creations acquisition
•
BEF Foods’ plant investments
•
ERP implementation

Business Segments (FY 2013) 14 26% * 74% * * Excludes Mimi’s Café segment (sold 2-15-13)

15 “Come see what’s cooking ” 560 restaurants in 19 states as of 4/26/13 Full-service family restaurants featuring a wide variety of menu items for both on-and-off premise dining TM

Net Sales (FY 2013) $981 million (74% of total
*
)
Average Annual Unit Sales (FY 2013)  $1.74 million
Overview:  Bob Evans Restaurants
ALL THREE DAY PARTS SERVED (4Q FY 2013)
Breakfast
Lunch
Dinner

31%
38%
31%
Avg. Dine-In Guest Check/Per Guest (4Q FY 2013)  $17.80/$9.10
Average Carryout Check (4Q FY 2013)  $15.11
* Excludes Mimi’s Café segment (sold 2-15-13)

Build bench strength and staffing
to enable profitable expansion
Drive profitable guest counts – dine-in and
off-premise (bakery, carryout, and catering)
Improve controllable expenses: Cost of Sales,
Cost of Labor, Direct Operating Expenses
Elevate the guest experience through
execution of “Best for My Guest” programs
Complete Farm Fresh Refresh remodels and
prepare for accelerated new restaurant growth
FY 2014: Vital Few Priorities

FY 2014: Farm Fresh Refresh Program Complete

Approximate % of Chain Remodeled by Fiscal Year
ROI ~20%+
SSS% outperformance
vs. non-remodeled
restaurants
Average capital investment per remodeled restaurant:  ~$225k
(32 units) (87 units) (195 units) (233 units)
FY11 FY12 FY13 FY14E
5%
20%
100%
56%

Farm Fresh Refresh: Consistent Outperformance 19 Farm Fresh Refresh Outperformance vs. Non-remodeled Restaurants -3.0% -2.0% -1.0% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% FFR Year 1 FFR Year 2 Not Remodeled

Full Realization of Farm Fresh Refresh
Program Benefits Begin in FY 2015

2012    2013    2014E
2012    2013    2014E  2015E
Fiscal Year:
Fiscal Year:
# of remodels 87      195       233 0
# of closed days 653 1,337    1,472 0
Financial Impact ($ millions):
Assumptions:
est. closed day ($2.7) ($6.3)  ($7.5) $0.0
est. pre-opening      ($1.6) ($3.4)  ($3.8)
sales impact
expense
$0.0

New Exterior Design 21 Original Exterior Design Restaurant Remodels

22 New Center Entrance Original Center Entrance Restaurant Remodels

Restaurant Remodels 23 New Expanded Dining Room New Counter

Restaurant Remodels 24 New Bakery New Carryout “Taste of the Farm ” Retail and Carryout Areas Designed to Drive Sales Layers with On-Brand Offerings ®

Bob Evans’ Off-Premise Opportunity

Annual Consumption of Restaurant Meals (per capita)
Dine-In
39%
Off-Premise
61%
QSR
74%
FULL
SERVICE
15%
Source: NPD Group - 12 months ending 3/31/13
FAMILY
SEGMENT
9%

Off-Premise Sales Layers 26 CATERING FY 2013 Growth / Mix 20.4% / 0.5% FY 2013 Growth / Mix 30.5% / 1.4% BAKERY CARRYOUT FY 2013 Growth / Mix 7.4% / 11.1%

Bold Goal: Drive Off-Premise to 25% of Sales Mix
Off-Premise Sales Mix and Growth % by Year
Sales Mix Growth %
8.0%
7.5%
6.5%
7.0%
8.5%
9.0%
9.5%
12.0%
11.5%
11.0%
10.5%
10.0%
2006 2007 2008 2009 2010 2011 2012 2013
Catering/Carryout
Bakery
Family Meals to Go

BER Bakery: A Sales Layer with $75M+ Potential

$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
2012 2013 2014E 2015E 2016E 2017E 2018E
Incorporating a variety of elements to achieve estimated weekly bakery sales of $2,500 per restaurant by FY 2018.
Farm Fresh Refresh
Surprise & Delight
Bread Expansion
Pie Reinvention
Innovation

$5 Platform: A Sales Layer with $40M+ Potential

Soup Success
Flavor Expansion
New Occasions
Making Bob Evans a destination for home meal replacement.
$0
$500
$1,000
$1,500
$2,000
2012 2013 2014E 2015E 2016E 2017E 2018E

Dine-In Value Sales Layers

BREAKFAST
The Farmer’s Choice
Breakfast currently drives
~ $48 million / 4.9%
of annual revenue.
DINNER
3-Course Dinners
currently drive
~$71 million / 7.3%
of annual revenue.
LUNCH
$6 Farmhouse Deals
currently drive
~ $34 million / 3.5%
of annual revenue.

Beverages: A $20M+ Incremental Sales Opportunity

Executing a multi-faceted beverage platform to
achieve 90% beverage incidence by FY 2018.
76%
78%
80%
82%
84%
86%
88%
90%
92%
FY 2012 FY 2013 FY 2014E FY 2015E FY 2016E FY 2017E FY 2018E
BOLD Coffee
Expanded Soda
Options
Shakes &
Smoothies
Frozen Coffee
Fresh Lemonade
& Fruit Fizzes
Beverage
Destination

Bakery
Farm Fresh Refresh:
Enabling an Aggressive
Off-Premise Strategy

Dine-in
Carryout
Catering
Retail
Total
(embedded in dine-
in and carryout
sales mix above)
2009
90.1%
7.9%
0.0%
2.0%
100.0%
0.6%
Total off-premise sales to reach 25% of sales mix by fiscal 2018.
2013
87.7%
11.1%
1.4%
0.5%
0.7%
100.0%
2018E
~75%
25%
~7%
100.0%

Back of the House Improvements Required to
Drive Further Guest Satisfaction Gains
90
85
80
75
70
Overall Guest Satisfaction Speed of Service
90
85
80
75
70
82.7
84.4
88.0
88.4
71.7
77.9
83.0
83.1
Farm Fresh Refresh 2.0 Designed to Further Elevate the Guest
Experience through Back of the House Upgrades

FY10 FY11 FY12 FY13

New Restaurant Opening Strategy

CONTIGUOUS MARKETS FILL-IN EXISTING MARKETS
Up to 4 new restaurants planned for FY 2014.
Up to 4 new restaurants planned for FY 2014.
Up to 10 new restaurants annually beginning FY 2015.
Up to 10 new restaurants annually beginning FY 2015.
New Albany, IN Fort Smith, AR

Driving Sales Across Multiple Digital Platforms
BOBEVANS.COM
9,493,000 Visits  +52% YOY
(calendar year 2012)
Email Database
850,000 Subscribers
+10% YOY
(calendar year 2012)
Online Ordering
336,500 Orders (calendar year 2012)
Mobile Site
865,000
+34% YOY
(calendar year 2012)
Mobile App
96,500 Orders
+200% YOY
(calendar year 2012)
YouTube Channel
323,000 Video Views (calendar year 2012)

Foursquare
288,400 Check Ins
(calendar year 2012)
Facebook
216,700 Fans +55% YOY
(calendar year 2012)

Instagram
91 followers
(as of June 1, 2013)
Twitter
8,200 Followers
(calendar year 2012)
Yammer
Internal Sales Blog
Social Media: A Key Component of Our Digital
Strategy

37 “Discover farm-fresh goodness ” TWO BRANDS distinct geographic strengths TM

Overview:  BEF Foods

FOUR KEY LINES OF BUSINESS
Sausage, Refrigerated Side Dishes, Frozen and Food Service
Sold at 30,000+ retail locations in 50 states, Ontario and Mexico
Sausage
sausage sales mix (all categories):  43%
sausage sales mix (all categories):  30%
FY 2009 Sales Mix (pounds)
Side Dishes
Other
Frozen
Food Service
Side Dishes
Other 3%
Frozen 5%
Food
Service
FY 2013 Sales Mix (pounds)
Net Sales (FY’13) $349 million
26% of total (excluding
Mimi’s Café Segment)
Sausage

Expand “in-source” supplier relationships for the
restaurant segments and the food service industry
Drive sales through new authorizations
and new product innovations
Drive margin expansion through Lean efficiencies
Optimize our plant and distribution network
Drive best-in-class ROIC
FY 2014: Vital Few Priorities

Number of Grocery Stores Carrying at least
one BEF Foods’ Product SKU

GOAL
Significant Growth as We Increase Number
of Items Sold (i.e. the “Top 20 Items”)
Average # of
Product SKUs
per Location
~12
~12
12,000
30,000+
40,000
2005 2013 2015E

Drive to 40,000 – Building from a Solid Foundation 41 30,000 Stores and Growing!

1 FY 2009, FY 2012, and FY 2013 adjusted operating income are non-GAAP measures and include adjustments of  $0.4 million, ($0.8) million and $168.3 million, respectively.
For additional detail concerning these adjustments, see registrant’s June 3, 2009, and June 5, 2013, Form 8-K filings.
Launched lean mfg. program
Transitioned from DSD
to warehouse
Expanded side dish products
Optimized sausage plant
network

Adjusted Operating Income ($ millions)
FY 12
No Mitigation
Restructuring Initiatives at BEF Foods Offset a 40%
increase in Sow Costs from 2009 to 2012
$16.0
$19.7
$30.8
FY 09
FY 12 FY 13
$2.4
1

Vertical Integration of Refrigerated Sides is a Key Component
of our 300-350 bps Operating Margin Improvement Target

Accelerated product
innovation
Proprietary manufacturing
capability
Opportunities to drive food
service business during off-
peak production
Profitable growth reduces
reliance on sausage business
Opportunity in fiscal 2014 and
beyond:
Bring Lean manufacturing
processes developed in our
sausage facilities to our other
product lines including
refrigerated side dishes.
Acquisition of Kettle Creations

Our Initiatives are Expected to Drive 300 – 350
Basis Points of Margin Improvement by FY 2018

Growth investments must generate a blended return exceeding our 12% cost of capital.
SALES AND PROFIT GROWTH STRATEGIES
Bob Evans Restaurants:
Drive top line through sales and value layers, Farm Fresh Refresh remodels, and new restaurants in core and new markets.
BEF Foods:
Invest in organic and inorganic growth opportunities to capitalize on strong returns generated by this segment.
Corporate Synergies:
Drive sales growth and brand awareness through transformational investments and cross-segment strategies, including:  cross-marketing, additional in-sourcing, and product development between Bob Evans Restaurants and BEF Foods.
Also, achieve margin improvement through implementation of Lean operating principles to drive cost innovation across the organization.

Confidence in Future Margin Improvement
Backed by Historical Productivity Performance

Fiscal Yr. Fiscal Yr.
2013
2009     Improvement
Consolidated Cost of Sales
30.3%
30.7% 40bps
Consolidated Op. Wages
31.7% 34.1% 240bps
Total Prime Costs
62.0% 64.8% 280bps
Sources of Recent Cost
Savings Initiatives Reflect
Enterprise-Wide Focus on
Productivity.
supply chain
cost of sales
labor
Categorization of cost savings initiatives
reflects company estimates.
54%
23%
23%

Proactively Addressing Headwinds to Achieve
8 to 12% Long-Term Annual EPS Growth

•
Health Care Costs
•
Commodity Costs
•
ERP Implementation
•
Depreciation (from growth
projects)
•
Minimum Wage Increases
•
Carryover Costs from Mimi’s Café
Divesture
Headwinds
•
Continued Supply Chain Optimization
•
Enhanced Restaurant Workforce
Management Systems
•
Continued Back-of-the-House
Optimization
•
Interest Expense Savings from Debt
Restructuring
•
BEF Foods’ Plant Consolidation
(announced  May 2012)
•
Company-wide Adoption of Lean
Management Principles
Offsets

Future Initiatives to Offset Further
Headwinds

•
New Restaurant Prototype
•
Farm Fresh Refresh “2.0” – Back-of-the-House Redesign
•
Acquisitions
Other Projects:
•
Marketing Spending (Bob Evans Restaurants & BEF Foods)
•
Menu Optimization (Bob Evans Restaurants)
•
Trade Spending (BEF Foods)
•
SKU Rationalization (BEF Foods)
Optimization Projects Enabled by ERP:

48 FY 2014 Outlook

FY 2014 Outlook

$2.60 to $2.67
Earnings Per Share:
• Same-store sales up 1.0 to 2.0 percent; net sales up 1.5 to 2.5 percent
• ~233 Farm-Fresh Refresh remodels; up to 4 new restaurants
• Commodity inflation of 2.0 to 3.0 percent
• Operating margins of 8.0 to 8.5 percent
Key Assumptions*:
• Overall net sales of $380 to $400 million
• Sales growth driven by new product introductions and distribution gains in both retail and food service channels
• Average sow costs of $60-$65 per hundredweight
• Operating margins of 8.5 to 9.0 percent
• Net sales of approximately $1.4 billion
• Depreciation and amortization of $70 to $80 million
• Net interest expense of $6.0 to $6.5 million
• Effective tax rate of approximately 34 to 35 percent
• Diluted weighted average annual share count of 27.9 million
• Capital expenditures of approximately $175 to $200 million
* For further detail concerning fiscal 2014 earnings guidance, refer to the company’s 4Q fiscal 2013 earnings release issued June 4, 2013, available at the Company’s website at http://www.bobevans.com/investors/news.aspx, or within the Company’s June 5, 2013, Form 8-K filing.

Our Shareholder Value Creation Goal:
8 to 12 percent annual long-term EPS growth

TRANSFORM
OUR CORE
BUSINESSES
TO ENABLE
EXPANSION
DRIVE
SHAREHOLDER
VALUE WITH
DISCIPLINED
CAPITAL
ALLOCATION
SELECTIVELY
INVEST IN
HIGH R.O.I.C.
GROWTH
OPPORTUNITIES
(Internal & External)

51

Fiscal Yr Estimated Impact
($ millions)
Capex Expense Benefits
- RFP Completed and Software Purchased
- Team Formulation (5) $         (1) $         - $
- Detailed Project Planning
- Phase 1
- Core GL, Manufacturing, Procurement (13) $      (4) $         - $
- Phase 2 Begins
- Order to Cash, HR/Payroll, Planning
- Phase 2 Completed (13) $      (6) $         3 $
- Learning Management, Detailed Reporting
- Phase 3 Implementation
- Transportation, Product Lifecycle, Others (7) $         (7) $         6 $
- Prioritized Based on Detailed Project Plan
- Implementations Complete - $      (6) $         7 $
- Impact of Benefits Phased in
2017
Key Actions
2013
2014
2015
2016
ERP Implementation Schedule